                                                                    EXHIBIT 10.2

                                                               EXECUTION VERSION

                                 AMENDMENT NO 1
         TO SECURED SUPER-PRIORITY DEBTOR IN POSSESSION CREDIT AGREEMENT

          AMENDMENT NO.1 (this "Amendment"), dated as of October 7, 2005, to the SECURED SUPER-PRIORITY DEBTOR IN POSSESSION CREDIT AGREEMENT, dated as of September 16, 2005 (as amended, supplemented, restated or otherwise modified from time to time, the "Credit Agreement"), among DELTA AIR LINES, INC., as a debtor and debtor in possession (the "Borrower"), the other Credit Parties signatory thereto, each as a debtor and debtor in possession, the Lenders party thereto from time to time and GENERAL ELECTRIC CAPITAL CORPORATION, as agent for the Lenders and the Secured Parties (in such capacity, together with its successors in such capacity, the "Administrative Agent"). Unless otherwise specified herein, all capitalized terms used in this Amendment shall have the meanings ascribed to such terms in the Credit Agreement.

                                   WITNESSETH:

          WHEREAS, the Borrower has requested certain amendments to the Credit Agreement as herein set forth; and

          WHEREAS, the Borrower, the Administrative Agent and the Lenders signatory to an Acknowledgement and Consent (as defined below) have agreed to amend the Credit Agreement on the terms and subject to the conditions herein provided; and

          NOW, THEREFORE, in consideration of the premises and the covenants and obligations contained herein the parties hereto agree as follows:

     SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

          As of the Effective Date (as defined below), the Credit Agreement is hereby amended as follows:

          (a) by deleting all references to "$1,700,000,000" in the Credit Agreement and inserting in lieu thereof "$1,900,000,000";

          (b) by deleting the first sentence of Section 1.1(b)(i) (Term Loan B) and inserting in lieu thereof the following sentence:

          "Subject to the terms and conditions hereof, each Term B Lender agrees to make a term loan (collectively, the "Term Loan B") to Borrower in an aggregate principal amount equal to (A) on the Closing Date, its Term B Commitment in effect as of the Closing Date as set forth on Annex J and (B) on the Entry Date, the remainder, if any, of its Term B Commitment in effect as of the Entry Date as set forth on Annex J."

          (c) by deleting the first sentence of Section 1.1(c)(i) (Term Loan C) and inserting in lieu thereof the following sentence:

          "Subject to the terms and conditions hereof, each Term C Lender agrees to make a term loan (collectively, the "Term Loan C") to Borrower in an aggregate principal amount equal to (A) on the Closing Date, its Term C Commitment in effect as of the Closing Date as set forth on Annex J and (B) on the Entry Date, the remainder, if any, of its Term C Commitment in effect as of the Entry Date as set forth on Annex J."

          (d) by deleting the table in Section 1.5 (Interest and Applicable Margins) in its entirety and inserting in lieu thereof the following table:

          Applicable Term A Index Margin...   3.75%
          Applicable Term A LIBOR Margin...   4.50%
          Applicable Term B Index Margin...   5.75%
          Applicable Term B LIBOR Margin...   6.50%
          Applicable Term C Index Margin...   8.25%
          Applicable Term C LIBOR Margin...   9.00%

          (e) by inserting before the period at the end of Section 1.5(e) the following clause:

          ", except with the consent of the Administrative Agent in its sole discretion"

          (f) by deleting the lead-in paragraph of Section 2.2 (Conditions to Subsequent Loans) and inserting in lieu thereof the following paragraph:

          "No Lender shall be obligated to make the remaining Term Loan requested to be made by it after the Closing Date pursuant to Section 1.1 unless each of the following conditions precedent is satisfied or provided for in a manner reasonably satisfactory to the Administrative Agent, or duly waived in writing in accordance with Section 13.2:"

          (g) by deleting the reference in Section 2.2(g) to "Post Petition Skymiles Facility Documents" and inserting in lieu thereof "Skymiles Agreements (as defined in the Skymiles Intercreditor Agreement)";

          (h) by deleting the phrase "'Obligations' (as defined in the Post-Petition Skymiles Facility Documents)" in Section 6.13(g) (Restricted Payments) and inserting in lieu thereof the following words:

          " 'Obligations' (as defined in the Post-Petition Skymiles Facility Documents) arising in connection with the Bankruptcy Loans (as defined in the Post-Petition Skymiles Facility Documents)"

          (i) by deleting the last sentence in Section 6.14 (Change of Corporate Location; Change of Fiscal Year) and inserting in lieu thereof the following sentence:

          "No Credit Party shall change its Fiscal Year."

          (j) by deleting the definition of "Entry Date" in Annex A (Definitions) in its entirety and inserting in lieu thereof the following definition:

          "Entry Date" means the first date after the entry of the Final Order on which each of the conditions precedent set forth in Section 2.2 and Amendment No. 1 to this Agreement is satisfied or provided for in a manner reasonably satisfactory to the Administrative Agent, or duly waived in writing in accordance with Section 13.2."

          (k) by deleting the definition of "Term B Commitment" in Annex A (Definitions) in its entirety and inserting in lieu thereof the following definition:

          "Term B Commitment" means (a) as to any Lender with a Term B Commitment, the commitment of such Lender to make its Pro Rata Share of the Term Loan B as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender, and (b) as to all Lenders with a Term B Commitment, the aggregate commitment of all Lenders to make the Term Loan B, which aggregate commitment shall be Six Hundred Million Dollars ($600,000,000) on the Closing Date and Seven Hundred Million Dollars ($700,000,000) on the Entry Date. After advancing the aggregate amount of the Term B Commitment, each reference to a Lender's Term B Commitment shall refer to that Lender's Pro Rata Share of the outstanding Term Loan B."

          (l) by deleting the definition of "Term C Commitment" in Annex A (Definitions) in its entirety and inserting in lieu thereof the following definition:

          "Term C Commitment" means (a) as to any Lender with a Term C Commitment, the commitment of such Lender to make its Pro Rata Share of the Term Loan C as set forth on Annex J to the Agreement or in the most recent Assignment Agreement executed by such Lender, and (b) as to all Lenders with a Term C Commitment, the aggregate commitment of all Lenders to make the Term Loan C, which aggregate commitment shall be Five Hundred Million Dollars ($500,000,000) on the Closing Date and Six Hundred Million Dollars ($600,000,000) on the Entry Date. After advancing the aggregate amount of the Term C Commitment, each reference to a Lender's Term C Commitment shall refer to that Lender's Pro Rata Share of the outstanding Term Loan C."

          (m) by deleting Annex J in its entirety and inserting in lieu thereof
Exhibit I attached hereto.

          (n) by inserting at the end of Annex L the following new paragraph:

          "11. Post-Petition Skymiles Facility Documents. To the extent not delivered to the Administrative Agent prior to the Entry Date, each Post-Petition Skymiles Facility Document in form and substance reasonably satisfactory to the Administrative Agent."

          (o) by deleting Disclosure Schedule 3.19 in its entirety and inserting in lieu thereof Exhibit II attached hereto;

          (p) by inserting the following footnote to Disclosure Schedule 6.7:

          "1 The listing of any Lien on this Disclosure Schedule 6.7 does not concede the amount, perfection or priority of such Lien."

          (q) by deleting Part F of Disclosure Schedule 6.7 in its entirety and inserting in lieu thereof Exhibit III attached hereto;

     SECTION 2. CONSENT AND WAIVER. As of the Effective Date, the Lenders hereby waive compliance with the covenant contained in Section 6.13 (Restricted Payments) of the Credit Agreement solely to permit the prepayment of the Post-Petition Skymiles Facility in the aggregate principal amount of $50,000,000 from the proceeds of the additional Term Loan advanced by the Lenders pursuant to the Credit Agreement, as amended by this Amendment.

     SECTION 3. CONDITIONS PRECEDENT TO THE EFFECTIVENESS OF THIS AMENDMENT.

          This Amendment shall become effective as of the date (the "Effective Date") on which each of the following conditions shall have been satisfied or duly waived:

          (a) Certain Documents. The Administrative Agent shall have received each of the following, each in form and substance satisfactory to the Administrative Agent:

               (i) this Amendment, duly executed by each of the Credit Parties and the Administrative Agent;

               (ii) written consents to this Amendment (each an "Acknowledgement and Consent"), duly executed by Lenders (including General Electric Capital Corporation and Morgan Stanley Senior Funding, Inc.) constituting the percentage of applicable Lenders required under Section 13.2 (Amendments and Waivers) of the Credit Agreement;

               (iii) amendment to the Skymiles Intercreditor Agreement, duly executed by Amex and the Administrative Agent;

               (iv) amendment to the Skymiles Modification (as defined in the Skymiles Intercreditor Agreement), duly executed by Amex, Delta Loyalty Management Services, LLC and the Borrower;

               (v) such additional documentation as the Administrative Agent may reasonably require; and

               (vi) the Bankruptcy Court shall have entered the Final Order, certified by the Clerk of the Bankruptcy Court as having been duly entered, and the Final Order shall be in full force and effect and shall not have been vacated, reversed, modified, amended or stayed without the prior written consent of the Administrative Agent, the Arrangers and the Requisite Lenders.

          (b) Payment of Fees and Expenses. The Administrative Agent shall have received all fees and expenses of the Administrative Agent and the Lenders due and payable as of the date hereof by the Borrower pursuant to Section 4 below or the Loan Documents, including, without limitation, all costs, fees and expenses of the Administrative Agent and Lenders in connection with the preparation, execution and delivery of this Amendment, including the reasonable fees and out-of-pocket expenses of counsel for the Administrative Agent with respect thereto.

          (c) Representations and Warranties. Each of the representations and warranties contained in Section 5 below shall be true and correct in all respects.

     SECTION 4. FEES AND EXPENSES.

          (a) As consideration for the execution of this Amendment, the Borrower agrees to pay to the Administrative Agent for the account of each Arranger and the Lenders the fees set forth in the Amendment No. 1 Fee Letter, dated as of the date hereof, among the Borrower and the Arrangers.

          (b) As provided in Section 13.3 (Fees and Expenses) of the Credit Agreement, the Borrower agrees to reimburse the Administrative Agent for all reasonable fees, costs and expenses in connection with the preparation, execution and delivery of this Amendment.

     SECTION 5. REPRESENTATIONS AND WARRANTIES. Each Credit Party hereby jointly and severally represents and warrants to the Administrative Agent and each Lender, with respect to all Credit Parties, as follows:

          (a) After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects on and as of the date hereof as though made on and as of such date, except to the extent that any such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted by the Credit Agreement.

          (b) Subject to entry by the Bankruptcy Court of the Final Order, the execution, delivery and performance by each Credit Party of this Amendment have been duly authorized by all requisite corporate, limited liability company or limited partnership action on the part of such Credit Party and will not violate any of the articles of incorporation or bylaws (or other constituent documents) of such Credit Party.

          (c) This Amendment has been duly executed and delivered by each Credit Party, and, upon entry by the Bankruptcy Court of the Final Order, each of this Amendment and the Credit Agreement as amended hereby constitutes the legal, valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with their terms.

          (d) After giving effect to this Amendment, no Default or Event of Default has occurred and is continuing as of the date hereof.

     SECTION 6. REFERENCE TO AND EFFECT ON LOAN DOCUMENTS.

          (a) As of the Effective Date, each reference in the Credit Agreement to "this Agreement," "hereunder," "hereof," "herein" or words of like import shall mean and be a reference to the Credit Agreement as amended hereby and references in any other Loan Document to the "Credit Agreement," "thereunder," "thereof," "therein," or words of like import shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except to the extent amended hereby, the Credit Agreement and all of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any Default or Event of Default or any right, power, privilege or remedy of the Administrative Agent, any Lender or any L/C Issuer under the Credit Agreement or any Loan Document, or constitute a waiver of any provision of the Credit Agreement or any Loan Document, except as and to the extent expressly set forth herein.

          (d) The Credit Parties hereby confirm that the security interests and liens granted pursuant to the Loan Documents continue to secure the Obligations as set forth in the Loan Documents and that such security interests and liens remain in full force and effect.

     SECTION 7. GOVERNING LAW. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.

     SECTION 8. HEADINGS. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.

     SECTION 9. COUNTERPARTS. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument. Receipt by the Administrative Agents of a facsimile copy of an executed signature page hereof shall constitute receipt by the Administrative Agents of an executed counterpart of this Amendment.

                            [SIGNATURE PAGES FOLLOW]

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers, general partners or managing members thereunto duly authorized, as of the date first written above.

                                        DELTA AIR LINES, INC., as Borrower


                                        By: /s/ Paul A. Jacobson
                                            ------------------------------------
                                        Name: Paul A. Jacobson
                                        Title: Vice President and Treasurer


                                        GENERAL ELECTRIC CAPITAL CORPORATION, as
                                        Administrative Agent and Lender


                                        By: /s/ Douglas A. Kelly
                                            ------------------------------------
                                        Name: Douglas A. Kelly
                                        Title: Duly Authorized Signatory


                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as Lender


                                        By: /s/ Jason Colodne
                                            ------------------------------------
                                        Name: Jason Colodne
                                        Title: Authorized Signatory

The following persons are signatories to this Agreement in their capacity as Credit Parties and not as Borrower.

                                        ASA HOLDINGS, INC.


                                        By: /s/ Kenneth W. Morge
                                            ------------------------------------
                                        Name: Kenneth W. Morge
                                        Title: Vice President


                                        COMAIR HOLDINGS, LLC


                                        By: /s/ Donald T. Bornhorst
                                            ------------------------------------
                                        Name: Donald T. Bornhorst
                                        Title: Treasurer

                  AMENDMENT NO. 1 TO DELTA DIP CREDIT AGREEMENT

                                        COMAIR, INC.


                                        By: /s/ Donald T. Bornhorst
                                            ------------------------------------
                                        Name: Donald T. Bornhorst
                                        Title: Chief Financial Officer


                                        COMAIR SERVICES, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Treasurer


                                        CROWN ROOMS, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Assistant Treasurer


                                        DAL AIRCRAFT TRADING, INC.


                                        By: /s/ Kenneth W. Morge
                                            ------------------------------------
                                        Name: Kenneth W. Morge
                                        Title: Assistant Treasurer


                                        DAL GLOBAL SERVICES, LLC


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Assistant Treasurer


                                        DAL MOSCOW, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Treasurer

                  AMENDMENT NO. 1 TO DELTA DIP CREDIT AGREEMENT

                                        DELTA AIRELITE BUSINESS JETS, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Assistant Treasurer


                                        DELTA BENEFITS MANAGEMENT, INC.


                                        By: /s/ Michael O. Randolfi
                                            ------------------------------------
                                        Name: Michael O. Randolfi
                                        Title: Treasurer


                                        DELTA CONNECTION ACADEMY, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Treasurer


                                        DELTA CORPORATE IDENTITY, INC.


                                        By: /s/ Mona Warwar
                                            ------------------------------------
                                        Name: Mona Warwar
                                        Title: Assistant Treasurer


                                        DELTA LOYALTY MANAGEMENT SERVICES, LLC


                                        By: /s/ Michael O. Randolfi
                                            ------------------------------------
                                        Name: Michael O. Randolfi
                                        Title: Treasurer


                                        DELTA TECHNOLOGY, LLC


                                        By: /s/ E. Alan Arnold
                                            ------------------------------------
                                        Name: E. Alan Arnold
                                        Title: Secretary

                  AMENDMENT NO. 1 TO DELTA DIP CREDIT AGREEMENT

                                        DELTA VENTURES III, LLC


                                        By: /s/ Michael O. Randolfi
                                            ------------------------------------
                                        Name: Michael O. Randolfi
                                        Title: Treasurer


                                        EPSILON TRADING, INC.


                                        By: /s/ Michael O. Randolfi
                                            ------------------------------------
                                        Name: Michael O. Randolfi
                                        Title: Assistant Treasurer


                                        KAPPA CAPITAL MANAGEMENT, INC.


                                        By: /s/ Michael O. Randolfi
                                            ------------------------------------
                                        Name: Michael O. Randolfi
                                        Title: President


                                        SONG, LLC


                                        By: /s/ Kenneth W. Morge
                                            ------------------------------------
                                        Name: Kenneth W. Morge
                                        Title: Assistant Treasurer

                  AMENDMENT NO. 1 TO DELTA DIP CREDIT AGREEMENT

                 ANNEX J (FROM ANNEX A - COMMITMENTS DEFINITION)
                                       TO
                                CREDIT AGREEMENT

                             [Intentionally Omitted]

                          EXHIBIT I TO AMENDMENT NO. 1

                             [Intentionally Omitted]

                          EXHIBIT II TO AMENDMENT NO. 1

                             [Intentionally Omitted]

                         EXHIBIT III TO AMENDMENT NO. 1